                                                                 EXHIBIT 10.2




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                                 LOAN AGREEMENT

                                       BY

                         ECONOMIC DEVELOPMENT AUTHORITY
                                       OF
                       THE CITY OF BELLE PLAINE, MINNESOTA

                                       AND

              EXCELSIOR-HENDERSON MOTORCYCLE MANUFACTURING COMPANY





                            DATED AS OF JULY 1, 1998



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This instrument was drafted by:
KENNEDY & GRAVEN, Chartered
470 Pillsbury Center
200 South Sixth Street
Minneapolis, Minnesota 55402

                                                                 EXHIBIT 10.2
                                TABLE OF CONTENTS

                                                                        Page
                                                                        ----
PARTIES...................................................................1

RECITALS..................................................................1

                                   ARTICLE ONE
                                   Definitions

Section 1.01.     Defined Terms...........................................3
Section 1.02.     Rules of Interpretation.................................5

                                   ARTICLE TWO
                                 Representations

Section 2.01.     Representations by the Issuer...........................6
Section 2.02.     Representations by the Borrower.........................7
Section 2.03.     Lender May Rely on Representations......................8
Section 2.04.     Other Agreements and Instruments........................9

                                  ARTICLE THREE
                                    The Loan

Section 3.01.     Amount and Source of Loan; Repayment...................10
Section 3.02.     Borrower's Obligations Unconditional...................10
Section 3.03.     Borrower's Remedies....................................10
Section 3.04.     Additional Payments....................................11
Section 3.05.     Escrow Agreement; Loan Disbursement....................11
Section 3.06.     Interest Upon Default..................................11


                                  ARTICLE FOUR
                              Borrower's Covenants

Section 4.01.     Covenants..............................................12
Section 4.02.     Indemnity..............................................14
Section 4.03.     Reports to Governmental Agencies.......................15
Section 4.04.     Security Agreement.....................................15
Section 4.05.     Concerning the Facility................................15
Section 4.06.     Alterations and Disposal of Equipment..................15
Section 4.07.     INTENTIONALLY OMITTED..................................15
Section 4.08.     Use of Facility........................................15
Section 4.09.     Maintenance and Possession of Equipment by Borrower....16
Section 4.10.     Observance of Covenants and Terms of Resolution
                  and the Bond...........................................16
Section 4.11.     Notice of Defaults.....................................16
Section 4.12.     Borrower to Execute Further Documents..................16

                                     i

                                                                 EXHIBIT 10.2

Section 4.13.     Borrower to Maintain Certain Standards.................16
Section 4.14.     Mergers and Consolidations.............................16
Section 4.15.     Insurance..............................................16
Section 4.16.     Taxes..................................................18

                                  ARTICLE FIVE
                               Borrower's Options

Section 5.01.     Prepayments............................................19
Section 5.02.     Assignment.............................................19

                                   ARTICLE SIX
                         Events of Default and Remedies

Section 6.01.     Events of Default......................................20
Section 6.02.     Remedies in the Event of Default.......................21
Section 6.03.     Disposition of Funds...................................21
Section 6.04.     Manner of Exercise.....................................21
Section 6.05.     Effect of Waiver.......................................22
Section 6.06.     Notice to Borrower of Event of Default.................22

                                  ARTICLE SEVEN
                                     General

Section 7.01.     Notices................................................23
Section 7.02.     Binding Effect.........................................23
Section 7.03.     Severability...........................................23
Section 7.04.     Amendments, Changes and Modifications..................23
Section 7.05.     Execution; Counterparts................................24
Section 7.06.     Concerning the Bond....................................24
Section 7.07.     Limitation of Issuer's Liability.......................24
Section 7.08.     Assignment by the Issuer...............................24
Section 7.09.     Survival of Certain Provisions.........................25
Section 7.10      Publicity..............................................25


SIGNATURES        .......................................................26

                                                                 EXHIBIT 10.2

                                 LOAN AGREEMENT

         THIS LOAN AGREEMENT, dated as of July 1, 1998, is made and entered into by EXCELSIOR-HENDERSON MORTORCYCLE MANUFACTURING COMPANY (the "Borrower") and ECONOMIC DEVELOPMENT AUTHORITY OF THE CITY OF BELLE PLAINE, MINNESOTA (the "Issuer").

         WHEREAS, the Municipal Industrial Development Act, Minnesota Statutes, Sections 469.152 to 469.165 (the "Act"), declares and provides that the welfare of the State of Minnesota requires active promotion, attraction, encouragement and development of economically sound industry and commerce through governmental action to prevent, so far as possible, emergence of blighted lands and areas of chronic unemployment, and it is the policy of the State of Minnesota to facilitate and encourage action by local government units to prevent the economic deterioration of such areas to the point where the process can be reversed only by total redevelopment through the use of local, state and federal funds derived from taxation with the attendant necessity of relocating displaced persons and of duplicating public services in other areas; and

         WHEREAS, the Act further finds and declares that such governmental action is required by technological change that has caused a shift to a significant degree in the area of opportunity for educated youth to processing, transporting, marketing, service and other industries, and unless existing and related industries are retained and new industries are developed to use the available resources in each community, a large part of the existing investment of the community and of the State of Minnesota as a whole in educational and public service facilities will be lost, and the movement of talented, educated personnel of mature age to areas where their services may be effectively used and compensated and the lessening attraction of persons and businesses from other areas for purposes of industry, commerce and tourism will deprive the community and the State of Minnesota of the economic and human resources needed as a base for providing governmental services and facilities for the remaining population; and

         WHEREAS, the Act further finds and declares that such governmental action is required by the increase in the amount and cost of governmental services and the need for more intensive development and use of land to provide an adequate tax base to finance these costs; and

         WHEREAS, the Issuer is a "redevelopment agency," as such term is defined in the Act, authorized by the Act to enter into a revenue agreement with any person, firm, or public or private corporation or federal or state governmental subdivision or agency in such manner that payments required thereby to be made by the contracting party shall be fixed, and revised from time to time as necessary, so as to produce income and revenue sufficient to provide for the prompt payment of principal of and interest on all revenue bonds issued under the Act when due, and the revenue agreement shall also provide that the contracting party shall be required to pay all expenses of the operation and maintenance of the "project" (as defined in the Act) including adequate insurance thereon and insurance against all liability for injury to persons or property arising from the operation thereof, and all taxes and special assessments levied upon or with respect to the project and payable during the term of the revenue agreement; and

         WHEREAS, the Issuer is further authorized under the Act to issue revenue bonds, in anticipation of the collection of revenues of a project, to finance, in whole or in part, the cost of acquisition, construction, reconstruction, improvement, betterment, or extension of such project; and

                                                                 EXHIBIT 10.2

         WHEREAS, the Issuer proposes to finance the acquisition and installation of certain manufacturing equipment and tooling (the
"Equipment"), installed or to be installed in the manufacturing and distribution facility of the Borrower (the "Facility"), under the Act through the issuance of a revenue bond of the Issuer (the "Bond") under the Resolution, as hereinafter defined; and

         WHEREAS, the Bond issued under the Resolution will be secured by a reserve fund pursuant to an escrow deposit agreement and a security agreement with respect to the Equipment, and by an assignment of the revenues derived by the Issuer from the Loan Agreement, as hereinafter defined, and the Bond and the interest on the Bond shall be payable solely from the revenue pledged therefor and the Bond shall not constitute a debt of the Issuer within the meaning of any constitutional or statutory limitation nor shall the Bond constitute nor give rise to a pecuniary liability of the Issuer or a charge against its general credit or taxing powers and shall not constitute a charge, lien, or encumbrance, legal or equitable, upon any property of the Issuer other than the Issuer's interest in the Loan Agreement; and

         WHEREAS, the Borrower has acquired and installed portions of the Equipment and proposes to acquire and install the remainder of the Equipment, and the Issuer desires to finance the acquisition and installation of the Equipment upon the terms and conditions as required by the Act and as hereinafter in this Loan Agreement set forth; and

         WHEREAS, the execution, delivery and performance of this Loan Agreement have been duly authorized by the Issuer, and all conditions, acts and things necessary and required by the Constitution or statutes of the State of Minnesota or otherwise, to exist, to have happened, or to have been performed precedent to and in the execution and delivery of this Loan Agreement and in the issuance of the Bond, do exist, have happened and have been performed in regular form, time and manner;

         NOW THEREFORE, in consideration of the mutual promises herein contained, the parties to this Agreement agree as follows:

                                                                 EXHIBIT 10.2

                              ARTICLE ONE

                              DEFINITIONS

     Section 1.01. DEFINED TERMS. As used in this Loan Agreement, the following terms shall have the following respective meanings:

     ACT: the Municipal Industrial Development Act, Minnesota Statutes, Sections 469.152 to 469.165, as amended.

     ASSIGNMENT OF LOAN AGREEMENT: the Assignment of Loan Agreement, dated as of July 1, 1998, executed by the Issuer, assigning certain interests of the Issuer in this Loan Agreement to the Lender.

     BOND: the revenue Bond issued in the original principal amount of $6,100,000 pursuant to the Act by the Issuer and designated as the Economic Development Authority of the City of Belle Plaine, Minnesota, Taxable Industrial Development Revenue Bond (Excelsior-Henderson Project), Series 1998.

     BORROWER: Excelsior-Henderson Motorcycle Manufacturing Company, a Minnesota corporation, and its successors and assigns.

     BUILDING: the buildings and all other structures and facilities owned by the Borrower, located on the Land, and forming a part of the Facility.

     CITY:  the City of Belle Plaine, Minnesota, and its successors.

     CLOSING DATE: the date on which the Lender purchases the Bond from the Issuer.

     COSTS: with respect to the application of the proceeds of the Bond, shall be deemed to include reimbursement of or payment for the costs of acquisition and installation of the Equipment approved for disbursement by the Lender pursuant to the Escrow Deposit Agreement, and shall also include amounts paid or incurred for other items authorized by the Act, including but not limited to:

          (a) obligations of the Borrower incurred for labor and materials (including obligations payable to the Borrower) in connection with the acquisition and installation of the Equipment;

          (b) the cost of contract bonds and of issuance thereof of all kinds that may be required or necessary during the course of installation of the Equipment;

          (c) all costs of architectural and engineering services, including the costs of the Borrower for test borings, surveys, estimates, plans and specifications and preliminary investigations therefor, and for supervising installation, as well as for the performance of all other duties required by or consequent upon the proper installation of the Equipment;

          (d) all expenses incurred in connection with the issuance of the Bond for the purpose of providing funds for the acquisition and installation of the Equipment, including without limitation, legal expenses and fees, and recording and filing fees, including any mortgage registration tax;

                                                                 EXHIBIT 10.2

          (e) any sums required to reimburse the Issuer or the Borrower for advances made by or on behalf of either of them for any of the above items or for any other costs incurred and for work done by either of them which are properly chargeable to the Equipment; and

          (f) interest incurred by the Borrower on loans made with respect to the acquisition and installation of the Equipment.

     ENVIRONMENTAL INDEMNITY AGREEMENT: the Environmental Indemnity Agreement, dated as of July 1, 1998, executed by the Borrower and providing for the environmental indemnification of the Lender and the Issuer.

     EQUIPMENT: those items of manufacturing machinery, equipment, tooling, and related property, referred to in the Security Agreement, and replacements and substitutions thereof as permitted by this Loan Agreement and the Security Agreement, acquired and to be acquired and installed in the Building or elsewhere on or in connection with the Land with the proceeds from the sale of the Bond for use in the motorcycle manufacturing business of the Borrower.

     ESCROW AGENT:  National City Bank, N.A., and its successor and assigns.

     ESCROW DEPOSIT AGREEMENT: the Escrow Deposit Agreement, dated as of July 1, 1998, executed by the Borrower, the Lender, and the Escrow Agent, and providing for the escrow and disbursement of the proceeds of the Bond.

     EVENT OF DEFAULT: any event defined as such in Section 6.01 of this Loan Agreement.

     FACILITY:  the Land and the Building.

     HOLDER:  the Lender or any subsequent holder of the Bond.

     ISSUER: the Economic Development Authority of the City of Belle Plaine, Minnesota.

     LAND:  the real estate described in Exhibit A.

     LEASE: the lease for the Land between the Borrower and Ryan Belle Plaine, LLC dated as of April 21, 1997, as supplemented as of the date of this Loan Agreement.

     LENDER:  FINOVA Public Finance, Inc., its successors and assigns.

     LOAN: the loan of the proceeds of the Bond from the Issuer to the Borrower pursuant to this Loan Agreement.

     LOAN AGREEMENT: this Loan Agreement, as the same may be amended, modified, or supplemented from time to time.

     RESERVE FUND: the fund by such name established with the Escrow Agent pursuant to the Escrow Deposit Agreement required by Section 3.05 of this Loan Agreement.

     RESOLUTION: Resolution No. 98-07 of the Issuer adopted on June 15, 1998, authorizing the issuance of the Bond, prescribing the form of the Loan Agreement and the Security Agreement, and

                                                                 EXHIBIT 10.2

determining other matters in connection with the issuance of the Bond and the execution and delivery of and performance under the other aforesaid documents.

     SECURITY AGREEMENT: the Security Agreement, dated as of July 1, 1998, executed by the Borrower, granting a security interest in the Equipment to the Lender.

     STATE:  the State of Minnesota

     WARRANT AND FEE AGREEMENT: the Warrant and Fee Agreement, dated as of July 1, 1998, executed by the Borrower, granting the Holder rights to certain payments and stock warrants as described therein.

     Section 1.02. RULES OF INTERPRETATION. (a) This Loan Agreement shall be interpreted in accordance with and governed by the laws of the State.

     (b) Unless the context clearly requires otherwise, the singular shall include the plural and vice versa, and the masculine shall include the feminine and vice versa.

     (c) The words "herein" and "hereof" and words of similar import, without reference to any particular section or subdivision, refer to this Loan Agreement as a whole rather than to any particular section or subdivision hereof.

     (d) References herein to any particular section or subdivision hereof are to the section or subdivision of this instrument as originally executed.

     (e) The headings of articles and sections herein are for convenience of reference only and are not a part of this Loan Agreement.

                                                                 EXHIBIT 10.2

                              ARTICLE TWO

                            REPRESENTATIONS


     Section 2.01. REPRESENTATIONS BY THE ISSUER. The Issuer makes the following representations as the basis for its covenants herein:

        (a) the Issuer is an economic development authority, organized and existing under the Constitution and laws of the State (including Minnesota Statutes, Sections 469.090-469.1081) and has power to issue the Bond under the Act;

        (b) the Equipment comprises personal properties useful in connection with the operation of a revenue-producing enterprise as contemplated by the Act;

        (c) on the basis of information provided to the Issuer by the Borrower, it appears, and the Issuer hereby finds, that the effect of the acquisition and installation of the Equipment will be to encourage the development of economically sound commerce in the City, to increase the taxable value of property within the City, and to increase current employment opportunities for residents of the City, all to the benefit of the residents and taxpayers of the City, the school district, Scott County, and the State;

        (d) the financing of the Equipment, the issuance and sale of the Bond, the execution and delivery of this Loan Agreement, the Assignment of Loan Agreement, and the performance of all covenants and agreements of the Issuer contained in the Bond, this Loan Agreement, the Assignment of Loan Agreement, and all other documents that have been executed by the Issuer in connection with this Loan Agreement and the transactions contemplated hereby (collectively, all such documents are referred to herein as the "Issuer Documents"), and of all other acts and things required under the Constitution and laws of the State to make the Issuer Documents valid and binding obligations of the Issuer in accordance with their terms are authorized by the Act and, where necessary to be valid and binding, have been duly authorized by a resolution of the Board of Commissioners of the Issuer adopted at a meeting duly called and held by the affirmative vote of not less than a majority of its members;

        (e) the Issuer Documents are the legal, valid, and binding obligations of the Issuer, enforceable against it in accordance with their respective terms;

        (f) the Facility will add to the tax base of the City, and will accordingly be of direct benefit to the taxpayers of the Issuer;

        (g) to provide funds to be loaned to finance Costs related to acquisition and installation of the Equipment, in anticipation of the repayment thereof, the Issuer has duly authorized the Bond in the principal amount of not to exceed $8,500,000 to be issued upon the terms set forth in the Resolution, under the provisions of which the Issuer has agreed to assign its interest in this Loan Agreement and grant a security interest therein to the Lender as security for the payment of the principal of and interest on the Bond;

        (h) pursuant to the Resolution, the Issuer has authorized and directed the Lender to disburse the proceeds of the Bond directly to the Borrower and such other parties as may be entitled to

                                                                 EXHIBIT 10.2

     payment, upon receipt of such supporting documentation as the Lender may deem reasonably necessary, including compliance with all conditions set forth herein;

        (i) the execution and delivery of the Issuer Documents will not conflict with or constitute on the part of the Issuer a breach of, or a default under, any existing law, or any existing agreement, indenture, mortgage, lease, or other instrument to which the Issuer is subject or is a party or by which it is bound and do not and will not constitute a default under any of the foregoing, or result in the creation or imposition of any lien, charge, or encumbrance of any nature upon any of the property or assets of the Issuer contrary to the terms of any instrument or agreement; and

        (j) there are no proceedings, pending or threatened, contemplating the liquidation or dissolution of the Issuer or threatening its existence or powers or threatening the validity of the Issuer Documents.

     Section 2.02. REPRESENTATIONS BY THE BORROWER. The Borrower makes the following representations as the basis for its agreements and covenants herein:

     (a) the execution and delivery of this Loan Agreement, the Security Agreement, the Escrow Deposit Agreement, the Environmental Indemnity Agreement, and all other documents that have been executed by the Borrower in connection with this Loan Agreement and the transactions contemplated hereby (collectively, all such documents are referred to herein as the "Borrower Documents"), the consummation of the transactions contemplated hereby, and the fulfillment of the terms and conditions hereof do not and will not conflict with or result in a breach of any of the terms or conditions of any mortgage, indenture, loan agreement, or instrument to which the Borrower is now a party or to which any property of the Borrower is subject, and do not and will not constitute a default under any of the foregoing, or result in the creation or imposition of any lien, charge, or encumbrance of any nature upon any of the property or assets of the Borrower contrary to the terms of any instrument or agreement;

     (b) the Loan to be made by the Issuer will induce the Borrower to undertake the acquisition and installation of the Equipment in the Facility;

     (c) the proceeds of the Bond, together with any other funds to be contributed to the payment of Costs by the Borrower, will be sufficient to pay the costs of acquiring and installing the Equipment in the Facility for use in the motorcycle manufacturing business of the Borrower, and the proceeds of the Bond and the Loan will be used only for purposes authorized by the Act;

     (d) the Borrower does not rely on any warranty of the Issuer or Lender, either express or implied, that the Equipment will be suitable to the Borrower's needs, and recognizes that under the Act the Issuer is not authorized to own and operate the Equipment or to expend any funds thereon other than the revenues received by it therefrom or the proceeds of the Bond or other funds granted to it for purposes contemplated in the Act;

     (e) there is not pending, or to the best knowledge of the Borrower threatened, any suit, action, or proceeding against or affecting the Borrower before or by any court, arbitrator, administrative agency, or other governmental authority which materially and adversely affects the validity, as to the Borrower, of any of the transactions contemplated hereby, or the ability of the Borrower to perform its obligations hereunder or contemplated hereby, or the financial condition or status of the Borrower, or any material contracts to which the Borrower is a party;

                                                                 EXHIBIT 10.2

     (f) to the best of the Borrower's knowledge, the Facility and the Equipment will meet, on the date hereof, all material requirements of law, including requirements of any federal, State, Scott County, Issuer, or other governmental authority having jurisdiction over the Borrower or the Facility or Equipment, including, but not limited to any applicable zoning, safety, or health regulations;

     (g) neither the Borrower Documents nor any other document provided to the Lender for its use in considering whether to and agreeing to purchase the Bond, contains any untrue statement of a material fact, and there is no fact presently known to the Borrower which materially adversely affects or in the future may (so far as the Borrower can now foresee) materially adversely affect the business, operations, affairs, or condition of the Borrower or any of its material properties which have not been set forth in the Borrower Documents or otherwise provided to the Lender by the Borrower;

     to the best knowledge of the Borrower, no member of the Board of Commissioners of the Issuer or any officer or employee of the Issuer has an unlawful direct or indirect financial interest in or will personally gain an unlawful financial benefit from the Facility or the Equipment or from the issuance of the Bond;

     (i) the Borrower is a corporation, duly organized and in good standing under the laws of the State, is not in violation of any provisions of its articles of incorporation or bylaws, or the laws of the State, is duly authorized to transact business within the State, has power to enter into the Borrower Documents, and has duly authorized the execution, delivery, and performance of the Borrower Documents by proper action of its board;

     (j) the Facilities are serviced by all utilities necessary to operate the Equipment, including, but not limited to, electricity, sewer and water, and heating and cooling;

     (k) the Borrower shall take all action necessary to assure that there will be no material adverse change to the Borrower's business by reason of the advent of the year 2000, including without limitation, that all computer-based systems, imbedded microchips, and other processing capabilities effectively recognize and process dates after April 1, 1999. At the Lender's request, the Borrower shall provide to the Lender assurance reasonably acceptable to the Lender that the Borrower's computer-based systems, imbedded microchips, and other processing capabilities are year 2000 compatible;

     (l) the Borrower possesses all necessary patents, licenses, trademarks, trademark rights, trade names, trade name rights and copyrights to conduct its business as now conducted, without known conflict with any patent, license, trademark, trade name or copyrights of any other person;

     (m) the audited financial statements provided to the Lender in connection with the transactions contemplated hereby have been prepared in accordance with generally accepted accounting principles consistently applied (or, with regard to unaudited financial statements, have been in accordance with standard reporting and auditing practices) and substantially comply with usual and customary fiscal reporting practices for similar publicly held companies;

     Section 2.03. LENDER MAY RELY ON REPRESENTATIONS. The Issuer and the Borrower agree that the representations contained in this Article Two are for the use and benefit of the Holder, and the Holder shall be entitled to rely thereon. The Borrower agrees that the representations contained in Section
2.02 hereof are for the benefit of and may be relied upon by the Issuer.

                                                                 EXHIBIT 10.2

     Section 2.04. OTHER AGREEMENTS AND INSTRUMENTS. The Borrower acknowledges and represents that the Borrower Documents and all other agreements and instruments securing the Bond and executed and delivered in contemplation of the issuance and delivery of the Bond shall be valid and legally binding on the Borrower and shall inure to the benefit of the Lender or any subsequent Holder of the Bond.

                                                                 EXHIBIT 10.2

                             ARTICLE THREE

                               THE LOAN

     Section 3.01. AMOUNT AND SOURCE OF LOAN; REPAYMENT. The Issuer agrees to issue the Bond and sell the Bond to the Lender. The Issuer agrees to loan to the Borrower and the Borrower agrees to borrow from the Issuer, the proceeds of the Bond upon the terms and conditions set forth herein. The source of such Loan shall be the Bond proceeds, which proceeds shall be advanced by the Lender, for the account of the Issuer, to or on behalf of the Borrower in payment of Costs, all subject to and in accordance with the provisions of this Loan Agreement. The Borrower agrees that it will repay the Loan of the proceeds of the Bond by making repayments to the Holder thereof for the account of the Issuer at the times and in the amounts necessary to pay in full the principal of, prepayment premium, if any, and interest on the Bond when due, at maturity or upon a mandatory redemption or acceleration of maturity under the Bond, the Assignment, or this Loan Agreement. The Borrower may prepay the Bond, for the account of the Issuer, in accordance with the terms of the Bond. The Borrower agrees to be bound by all of the terms and conditions of the Bond, including without limiting the generality of the foregoing, terms specifying the interest rate, maturity date, the installment payment amount, and provisions for redemption and prepayment. The provisions of the Bond are incorporated by reference herein and made a part hereof.

     All payments received from the Borrower are to be applied first to interest then due and then to the principal balance. In any event, the payments hereunder shall be sufficient to enable the Issuer to pay all principal and interest due on the Bond as such principal and interest become due, at maturity, upon redemption or otherwise. Interest shall be computed on the basis of the actual number of days elapsed in a 360-day year.

     All payments hereunder shall be made directly to the Lender at its principal office for the account of the Issuer. All payments received by the Lender shall be applied to the indebtedness secured by the Bond.

     Section 3.02. BORROWER'S OBLIGATIONS UNCONDITIONAL. All payments required of the Borrower hereunder shall be paid without notice or demand and without setoff, counterclaim, abatement, deduction or defense. The Borrower will not suspend or discontinue any payments, and will perform and observe all of its other agreements in this Loan Agreement and, except as expressly permitted herein, will not terminate this Loan Agreement for any cause, including, but not limited to, any acts or circumstances that may constitute failure of consideration, destruction or damage to the Facility, eviction by paramount title, commercial frustration of purpose, bankruptcy or insolvency of the Issuer or the Lender, change in the tax or other laws or administrative rulings or actions of the United States of America or of the State or any political subdivision thereof, or failure of the Issuer to perform and observe any agreement, whether express or implied, or any duty, liability or obligation arising out of or connected with this Loan Agreement.

     Section 3.03. BORROWER'S REMEDIES. Nothing contained in this Article and no Payments made by the Borrower pursuant to Section 3.02, shall be construed to release the Issuer from the performance of any of its agreements in this Loan Agreement or to be a waiver of any of Borrower's rights, claims or causes of action as would otherwise exist, and if the Issuer should fail to perform any such agreement, the Borrower may institute such action against the Issuer as the Borrower may deem necessary so long as

                                                                 EXHIBIT 10.2

such action shall not violate the Borrower's agreements in Section 3.02; provided that no action taken by the Borrower hereunder shall affect the Borrower's obligations under this Loan Agreement.

     Section 3.04. ADDITIONAL PAYMENTS. The Borrower agrees to pay the following amounts to the following persons as additional payments under this Loan Agreement:

     (a) to the Holder when due, all reasonable expenses, including without limitation legal fees, of the Holder incurred in enforcing the Borrower Documents, and all fees and expenses payable or which may become payable by the Borrower pursuant to said instruments; and

     (b) to the Issuer and the Holder as additional payments under this Loan Agreement, all reasonable expenses incurred by the Issuer and the Holder in relation to the Facility and the issuance and sale of the Bond which are not otherwise required to be paid by the Borrower under the terms of this Loan Agreement, including the fees and expenses of bond counsel fees and attorneys representing the Issuer and the Holder and all permit and license fees required under regulations or codes of the Issuer;

     All fees payable under this Section 3.04 of this Loan Agreement are due without regard to the payment or defeasance of the Bond, the exercise of any remedy under the Security Agreement, termination of this Loan Agreement, or any other event.

     Section 3.05.  ESCROW DEPOSIT AGREEMENT.

     (a) In order to establish the Reserve Fund and the Project Fund under the Escrow Deposit Agreement, the proceeds of the Bond will be paid to the Escrow Agent on the Closing Date.

     (b) The proceeds of the Bond will be disbursed by the Escrow Agent to the Borrower in accordance with the terms and conditions of the Escrow Deposit Agreement.

     (c) The Issuer consents to the transfer of the Bond proceeds to the Escrow Agent pursuant to the terms of the Escrow Deposit Agreement and further consents to the disbursement of the Bond proceeds pursuant to the terms of the Escrow Deposit Agreement.

     Section 3.06. INTEREST UPON DEFAULT. In the event the Borrower should fail to make any of the payments required by Sections 3.01 or 3.04 of this Loan Agreement, or any payment required by the Environmental Indemnity Agreement, the item in default shall continue as an obligation of the Borrower until the amount in default shall have been fully paid, and the Borrower agrees to pay the same with interest thereon until paid at the lesser of 18% or the highest rate permitted by applicable law.

                                                                 EXHIBIT 10.2

                              ARTICLE FOUR

                           BORROWER'S COVENANTS

Section 4.01. COVENANTS. The Borrower covenants, warrants, represents and agrees:

     (a)  that the Loan will be used solely to pay Costs;

     (b) that the Facility shall comply with all applicable ordinances, regulations and laws of all governments having jurisdiction over the Facility and the Facility does not and shall not violate any enforceable private restrictions or covenants or encroach upon or interfere with easements affecting the Land;

     (c) that the Borrower has completed or will complete the acquisition and installation of the Equipment free from all mechanics', laborers' and materialmen's liens and in a good and workmanlike manner;

     (d) that the Borrower will keep, perform, enforce and maintain in full force and effect all of the terms, covenants, conditions and requirements of all agreements between the Lender, or any other Holder, and the Borrower with respect to the Equipment;

     (e) that, subject to the Borrower's right under the Security Agreement, the Borrower will not create, permit to be created or allow to exist any liens, charges, or encumbrances on the Equipment, other than such encumbrances as may be approved in writing by the Lender or any other Holder;

     (f) that the Borrower will not assign this Loan Agreement or any interest herein except as herein expressly set forth or as may be approved in writing by the Holder;

     (g) that there have not been any adverse material changes in the Borrower's financial or operating condition since March 31, 1998, and that no such changes will occur prior to the Closing Date;

     (h) that the Borrower will deliver to the Holder: (i) annual audited financial statements of the Borrower within 120 days of the end of the fiscal year end of the Borrower; (ii) unaudited quarterly financial statements prepared by management of the Borrower within forty-five days after the end of each fiscal quarter of the Borrower; (iii) unaudited monthly financial statements and compliance certificates (such compliance certificates to be in a form mutually acceptable to Holder and Borrower) within thirty days after the end of each fiscal month; and (iv) such other related information as is reasonably requested by the Holder;

     (i) that the Borrower will have on hand at least $1,500,000 in cash and cash equivalents at the end of each fiscal month during fiscal year 1998;

     (j) that the Borrower will maintain a current ratio (defined as the ratio of the Borrower's current assets to its current liabilities) of no less than 1.0:1.0 at all times, measured as of the end of each fiscal month, as long as the Loan is outstanding and unpaid;

     (k) that the Borrower's tangible net worth (defined as the Borrower's total assets, minus its intangible assets and total liabilities, plus debt subordinated to the Loan Agreement and the Bond) shall

                                                                 EXHIBIT 10.2

be: (i) as of the end of each fiscal month through its fiscal June, 1999, at least $12,000,000; (ii) at the end of each fiscal month from the beginning of its fiscal July, 1999 through the end of its fiscal December, 1999, at least the greater of $12,000,000 or eighty percent of the Borrower's tangible net worth as of the end of its fiscal June, 1999; (iii) at the end of each fiscal month thereafter, at least the greater of the minimum tangible net worth required under this Section 4.01(k) on the last day of its immediately preceding fiscal December or eighty percent of the Borrower's actual tangible net worth as of the immediately preceding fiscal year end.

     (l) that the ratio of the Borrower's total liabilities to total stockholders equity less any intangible assets will not exceed 3.0:1.0 at the end of any fiscal month;

     (m) that in its fiscal 1999, Borrower will maintain an annual debt service coverage ratio of at least 1.25 (calculated by dividing the sum of net income after tax, plus depreciation, amortization, and interest by the sum of interest and total current maturities of long-term debt/capital leases);

     (n) that for all fiscal years subsequent to the end of its 1999 fiscal year, Borrower will maintain an annual debt service coverage ratio of at least 1.25 (calculated by dividing the sum of net income after tax, depreciation, amortization, and interest (less nonfinanced capital expenditures) by interest and total current maturities of long-term debt/capital leases);

     (o) that the Borrower shall, prior to any disbursement to the Borrower being made pursuant to the Escrow Deposit Agreement, provide the Holder with a production plan showing its projected monthly production of motorcycles through 1999 (and projected annual production of motorcycles through 2002) and certified to be its true and correct production plan, and that the Borrower will provide the Holder, prior to the first day of the last month of fiscal 1999 and the first day of the last month of each fiscal year thereafter through fiscal 2004, a monthly plan, certified to be the Borrower's true and correct projected production plan, and covering at least the immediately next fiscal year (each such plan referred to herein as a "Plan");

     (p) that the Borrower will report to the Holder if the Borrower's actual production of motorcycles in any fiscal month is less than eighty percent of the production projected by the Plan for that fiscal month, with such report made in a form reasonably satisfactory to the Holder and within thirty days of the end of the month in which the shortfall occurs;

     (q) the Borrower's actual production of motorcycles in any fiscal quarter will not be less than eighty percent of the production projected by the Plan for that fiscal quarter;

     (r) that the Borrower will obtain regulatory approval from all state and federal governmental bodies with regulatory authority over the commercial production of motorcycles by no later than December 31, 1998, except that regulatory approval from the State of California will be obtained by December 31, 1999;

     (s) that the Borrower will maintain, through June 30, 2000, key man life insurance coverage of at least $1,000,000 each on Allan Hurd and Tom Rootness;

     (t) that the Borrower will raise at least $5,000,000, gross, in combined equity and debt subordinate to the Bond (as shown on a balance sheet audited in accordance with generally accepted accounting principles) between the Closing Date and December 31, 1998;

                                                                 EXHIBIT 10.2

     (u) that the Borrower has maintained and will, for purposes of this Loan Agreement, maintain fiscal months, fiscal quarters, fiscal years, financial statements, and practices that comply with generally accepted accounting principles consistently applied (or, with regard to unaudited financial statements, that comply with standard reporting and auditing practices) and substantially comply with usual and customary fiscal reporting practices for similar publicly held companies;

     (v) that the Borrower's obligations to deliver financial information to the Holder pursuant to this Section 4.01 are contingent upon the Holder executing and delivering to the Borrower a confidentiality agreement in substantially the form shown at Exhibit B to this Loan Agreement;

     (w) that the Borrower will not incur any long-term debt subsequent to the date of this Loan Agreement unless no Event of Default exists under this Loan Agreement and unless a 1.25 debt service coverage ratio will exist on the proposed additional debt plus existing debt (calculated by dividing the sum of net income after tax, plus depreciation, amortization, and interest less nonfinanced capital expenditures by the sum of interest and total current maturities of long-term debt/capital leases);

     (x) that any debt owed by the Borrower to any one or more of its shareholders is and will be subordinate to the interest and obligations created by this Loan Agreement and the Security Agreement; and

     (y)  that the Borrower will notify the Holder, in writing, within two
(2) business days upon receipt of a written late payment notice from Ryan Belle Plaine, LLC or its successors for payments due by the Borrower under the Lease.

     Section 4.02. INDEMNITY. To the fullest extent permitted by law, the Borrower will pay, and will protect, indemnify, and save the Issuer and the members of its Board of Commissioners, the City and the members of its City Council, the respective officers, employees, agents, and attorneys of the Issuer and City, and any past and present Holder, and its officers, employees, agents, attorneys, and any "Controlling Person" of any past or present Holder (as defined in 15 U.S.C. Section 77o) (each an "Indemnified Party") harmless from and against all liabilities, losses, damages, costs, expenses (including attorneys' fees), causes of action, suits, claims, demands, and judgments of any nature arising from the Facility or this Loan Agreement, including but not limited to: (i) any injury, death, or property damage arising from any actions or failures to act by the Borrower or arising out of or connected with the Facility; (ii) violation of any contract, agreement, or restriction to which the Borrower is a party relating to the Facility; (iii) violation of any law, ordinance, or regulation affecting the Facility, or the ownership, occupancy, or use of the Facility, including any licensing of the Facility; and (iv) the use of the proceeds of the Bond, the use of the Facility, or the use of the proceeds derived from the disposition of the Facility or any part thereof. Without limiting the generality of the foregoing, the Borrower agrees to pay all costs of the Indemnified Parties, including the fees of attorneys, financial advisors, and accountants, and all other costs of the Indemnified Parties (including staff time and out-of-pocket expenses) with respect to any audit conducted by the Internal Revenue Service (or the Minnesota Department of Revenue) related to the Bond, the Borrower, or the Facility, or with respect to any enforcement action conducted by the Securities and Exchange Commission (or the Minnesota Department of Commerce) with respect to the offer or sale of the Bond or the offer or sale of any related separate security, or with respect to the investment of the gross proceeds of the Bond.

     Promptly after receipt by the Issuer, the City, or any other Indemnified Party, of notice of the commencement of any action in respect of which indemnity may be sought against the Borrower under this Section 7, such Indemnified Party will notify the Borrower in writing of the commencement thereof,

                                                                 EXHIBIT 10.2

and, subject to the provisions hereinafter stated, the Borrower shall assume the defense of such action (including the employment of counsel who shall be counsel satisfactory to the Indemnified Party claiming indemnification) and the payment of expenses. Insofar as such action shall relate to any alleged liability in respect of which indemnity may be sought against the Borrower, the Indemnified Party claiming indemnity shall have the right to employ separate counsel in any such action and to participate in the defense thereof, and the fees and expenses of such counsel shall be at the expense of the Borrower. The Borrower shall not be liable to indemnify any Indemnified Party for any settlement of any such action effected without its consent.
The Borrower shall be entitled to negotiate a settlement of any action, suit, claim or demand giving rise to indemnity hereunder, and the consent of an Indemnified Party shall not be required thereto if: (a) no liability will be imposed upon or will result to the Indemnified Party; or (b) the Borrower fully reimburses the Indemnified Party for any liability arising from such settlement.

     The provisions of this Section 4.02 shall survive the payment and discharge of the Bond.

     Section 4.03. REPORTS TO GOVERNMENTAL AGENCIES. The Borrower will furnish to agencies of the State, including, but not limited to, the Commissioner of the Minnesota Department of Trade and Economic Development and to the Lender, the City, and the Issuer, such periodic reports or statements as they may reasonably require throughout the term of this Loan Agreement. The Borrower shall notify the Issuer of any request by the Borrower for the Holder's consent to alterations to the Equipment, or to the sale, assignment or other disposition of the Equipment, and of the Holder's action in response to such requests.

     Section 4.04. SECURITY AGREEMENT. As additional security for the Lender, and to induce the Issuer to issue and deliver the Bond, the Borrower agrees to execute and deliver, or cause to be executed and delivered, to the
Lender: (i) the Security Agreement; and (ii) such other agreements or documents as may be required by the Lender.

     Section 4.05. CONCERNING THE FACILITY. The Borrower agrees to pay all expenses of the operation and maintenance of the Facility including, but without limitation, adequate insurance thereon and insurance against all liability for injury to persons or property arising from the operation thereof, and all taxes and special assessments levied upon or with respect to the Facility and payable during the term of this Loan Agreement.

     Section 4.06. ALTERATIONS TO AND DISPOSAL OF EQUIPMENT. The Borrower shall not dispose of any Equipment without the prior written consent of the Lender and in no event shall the Borrower do any act or thing which would unduly impair or depreciate the value of the Equipment. All work done by the Borrower in connection with any alterations or repairs to the Equipment shall be done promptly and in good workmanlike manner and in compliance with the building and zoning laws of the Issuer, the City, and other governmental subdivisions wherein the Facility and the Equipment are situated, and with all laws, ordinances, orders, rules, regulations and requirements of all federal, State and municipal governments and the appropriate departments, commissions, boards and officers thereof, and shall keep any policy of insurance covering the Building and the Equipment in full force and effect, and the work shall be prosecuted with reasonable dispatch, unavoidable delays excepted.

     Section 4.07.  OMITTED.  This Section intentionally omitted.

     Section 4.08. USE OF FACILITY. The Borrower will use the Facility only in furtherance of lawful purposes and will use and operate the Equipment only as a revenue producing enterprise, eligible to be and defined as a "project" under the Act. The Borrower will not use or permit any person to use the

                                                                 EXHIBIT 10.2

Equipment or the Building for any use or purpose in violation of the laws of the United States, the State, or any identifiable redevelopment plan of the Issuer or the City, and agrees to comply with all the orders, rules, regulations and requirements of the Board of Fire Underwriters and of the City, the Issuer, Scott County, or the State, or other governmental authority having jurisdiction over the Facility. The Borrower shall have the right to contest by appropriate legal proceedings, without cost or expense to the Issuer, the validity of any law, ordinance, order, rule, regulation or requirement of the nature herein referred to.

     Section 4.09. MAINTENANCE AND POSSESSION OF EQUIPMENT BY BORROWER. The Borrower agrees that so long as the Bond is outstanding, the Borrower will keep the Equipment in good repair and good operating condition at its own cost, including without limitation making such repairs and replacements as are necessary in the judgment of the Borrower so that the Equipment will remain a "project" under the Act.

     Section 4.10. OBSERVANCE OF COVENANTS AND TERMS OF THE RESOLUTION AND THE BOND. The Borrower will not do, in any manner, anything which will cause or permit to occur any default under the Resolution or the Bond, but will faithfully observe and perform, and will do all things necessary so that the Issuer may observe and perform, all the conditions, covenants and requirements of the Resolution and the Bond. The Issuer agrees that it will observe and perform all obligations imposed upon it by this Loan Agreement and the Resolution and the Bond, and will not suffer or permit any default to occur thereunder; provided that the Issuer has no obligation to use its own funds or funds of the State to perform or cause performance of any such obligations.

     Section 4.11. NOTICE OF DEFAULTS. The Borrower will furnish to the Holder and the Issuer, immediately after the Borrower has obtained knowledge of the occurrence, notice of each Event of Default or each event which with the giving of notice or lapse of time or both would constitute an Event of Default, which is continuing on the date of such notice, the notice of the Borrower setting forth details of such Event of Default or event and the action which the Borrower take with respect thereto.

     Section 4.12. BORROWER TO EXECUTE FURTHER DOCUMENTS. The Borrower agrees that it shall execute and deliver to the Issuer and the Holder such further financing statements, acknowledgments, certificates and agreements as shall be reasonably requested from time to time by the Issuer or the Holder to protect the security provided for the payment of the Bond and to further the transactions contemplated by this Loan Agreement.

     Section 4.13. BORROWER TO MAINTAIN CERTAIN STANDARDS. The Borrower agrees that it will at all times maintain its corporate existence and good standing, and will at all times remain qualified to do business in all places within the United States, where failure to be so qualified would have a material adverse effect on the Borrower's business or financial condition.

     Section 4.14. MERGERS AND CONSOLIDATION. The Borrower agrees that it shall not enter into any merger, consolidation, combination, sale of all or substantially all of its assets, or any other change in its corporate form if doing so would result in an Event of Default under this Loan Agreement, including without limitation the provisions of Section 5.02(d), (and the provisions of Sections 4.01(i), 4.01(j), 4.01(l), and 4.01(m), if the standards set forth in those Sections were applied on the day of the merger or consolidation).

     Section 4.15. INSURANCE. (a) The Borrower, at its sole cost and expense, will maintain continuously in effect with respect to the Equipment policies of insurance against such risks and in such

                                                                 EXHIBIT 10.2

amounts as are acceptable to the Lender. Without limiting the generality of the foregoing provision, the Borrower shall maintain insurance of the following character:

        (i) Insurance on the Equipment now existing and on the fixtures and personal property included in the definition of Equipment against loss by fire, and other hazards covered by the so-called "all-risk" form of policy with no co-insurance clause, in an amount equal to the actual replacement cost thereof, without deduction for physical depreciation;

        (ii) If the Land that the Equipment resides on is located in a designated official flood-hazardous area, flood insurance insuring the buildings and improvements now existing or hereafter erected on the Land in an amount equal to the actual replacement of the cost thereof without deduction for physical depreciation;

        (iii) Comprehensive general liability insurance including product liability and contractual liability protecting against claims arising from any accident or occurrence in an amount of not less than $2,000,000 in the aggregate and per occurrence in connection with the operations of the Borrower;

        (iv) Worker's compensation insurance with statutory coverages and Employer's Liability at a limit of $1,000,000 per occurrence covering all persons engaged in the construction or installation of the Project or the operations of the Borrower;

        (v) Business interruption insurance with a limit sufficient to insure not less than a 6 month loss of income, or extra expense insurance;

        (vi) Comprehensive Automobile Liability insurance in an amount not less than $1,000,000 per occurrence covering all titled motor vehicles used in the operations of the Borrower's business, such insurance to include coverage for non-owned and hired vehicles; and

        (vii) such other insurance with respect to the Collateral (as defined in the Security Agreement) as may be required by the Lender.

     (b) The insurance described in Sections 4.15(a)(i), 4.15(a)(ii), and 4.15(a)(v) shall:

        (i)    include a clause naming the Lender as Loss Payee;

        (ii)   identify the Equipment insured; and

        (iii)  state the applicable amount of insurance.


     (c) The insurance described in Sections 4.15(a)(v) and 4.15(a)(vi) shall include clauses which:

        (i)    name the Lender as an Additional Insured; and

                                                                 EXHIBIT 10.2

        (ii) provide that all insurance, except the limits of liability, operate as if there were a separate policy covering each insured.

     (d)  All insurance required by this Section 4.15 shall:

        (i) be provided with insurers rated "A IX" by A.M. Best Company, Inc. (or the future equivalent thereof) or as otherwise approved by the Lender;

        (ii) provide the Lender with thirty (30) days advance written notice of cancellation and/or material change in coverage directly from insurers;

        (iii) be primary and without the right of contribution from any other insurance not specifically purchased by the Borrower to be excess of, or in contribution with the insurances required herein;

        (iv) include a waiver of any subrogation rights the Borrower's insurers may have against the Lender;

        (v) provide that all insurance shall insure the interest of the Lender regardless of any breach or violation by the Borrower or any other party or entity of any warranties, declarations, or conditions contained in such policies; and

        (vi) be satisfactory in form, substance, limits, deductibles and retentions to Lender.

     Section 4.16. TAXES. The Borrower shall pay all taxes on the Equipment and the Facility before such taxes become delinquent.

                                                                 EXHIBIT 10.2

                              ARTICLE FIVE

                           BORROWER'S OPTIONS

     Section 5.01. PREPAYMENTS. (a) In the event of mandatory prepayment or acceleration of the Bond in accordance with the terms of the Bond, the Borrower agrees to prepay the Loan in such amount and on such dates as will permit the Issuer to pay the principal, premium, if any, and accrued interest on the Bond when due. The prepayment premium on the Loan in the event of mandatory prepayment or acceleration shall be equal to the prepayment premium payable on the Bond determined in accordance with the terms of the Bond.

     (b) The Borrower may prepay the principal of the Loan at such times, in such amounts, and subject to all other terms applicable to optional prepayments of the Bond by the Issuer. The Issuer agrees to immediately apply all optional prepayments of the Loan by the Borrower to prepayments of the Bond. The Issuer hereby authorizes the Borrower to pay all optional prepayments on the Loan directly to the Holder.

     Section 5.02. ASSIGNMENT. (a) The Borrower will not, during the term of the Bond, sell the Equipment or assign its rights or interests in any part thereof, or otherwise convey, dispose of or mortgage in any manner the Equipment or any part thereof, without: (i) providing satisfactory replacement collateral to secure the Holder's interest in the Equipment to be sold or assigned; (ii) obtaining the Holder's written consent (such consent not to be unreasonably withheld); and (iii) providing notice to the Issuer.

     (b) Notwithstanding the foregoing, Equipment with a combined fair market value of no more than $25,000 may be sold in any fiscal year without Borrower's compliance with the terms of Section 5.02(a).

     (c) In the event the Borrower sells, conveys, transfers, further mortgages or encumbers or disposes of the Equipment or any part thereof, or any interest therein, or agrees so to do, in violation of the terms and conditions of this Section 5.02 and if the Holder declares the amount owing on the Bond to be due and payable in full and calls for payment of the same in full at once, the Borrower shall immediately pay on the Loan an amount equal to same, plus any prepayment premium due.

     (d) The Borrower will not, during the term of the Bond, sell or assign its right or interest in this Loan Agreement, or any part thereof without the written consent of the Holder and notice to the Issuer. If such sale or assignment of the Borrower's interest in this Loan Agreement does not purport to and does not release the Borrower from any of its obligations under this Loan Agreement, the Holder's consent will not be unreasonably withheld. If such sale or assignment of the Borrower's interest in this Loan Agreement purports to or does release the Borrower from any of its obligations under this Loan Agreement, the Holder will have sole discretion with regard to giving its consent.

                                                                 EXHIBIT 10.2

                              ARTICLE SIX

                     EVENTS OF DEFAULT AND REMEDIES


     Section 6.01. EVENTS OF DEFAULT. Subject to the notice and cure provisions of Section 6.06, any one or more of the following events is, upon expiration of the applicable cure period, an Event of Default under this Loan
Agreement:

  (a) if the Borrower shall fail to make any payments required under this Loan Agreement on the date that the payment is due, provided:

       (i) If the Borrower fails to make any payment required under this Loan Agreement within five (5) days of the date that the payment is due, then, pursuant to the terms and conditions of the Escrow Deposit Agreement, the Escrow Agent shall: (i) make such payment on the Borrower's behalf, such payment to be made from the "Reserve Fund" (as defined in the Escrow Deposit Agreement); and (ii) give written notice of such payment to the Borrower.

       (ii) If the Escrow Agent makes any payment on the Borrower's behalf from the Reserve Fund, the Borrower will pay, within 7 days of such payment to the Escrow Agent an amount equal to such payment for the purpose of restoring the amount of the Reserve Fund to the balance in it prior to such payment.

       (iii) If the Borrower complies with the terms of Sections 6.01(a)(i) and 6.01(a)(ii), then no Event of Default shall exist; provided, however, that if the balance of the Reserve Fund is inadequate to make the payment on Borrower's behalf, or if the Escrow Agent makes three (3) or more payments from the Reserve Fund on the Borrower's behalf in any three (3) month period, such condition or conditions shall be an Event of Default under this Loan Agreement.

  (b) if the Borrower shall fail to observe and perform (prior to any applicable cure period) the covenants described in sections 4.01(i), (j), (k) or (l) of this Loan Agreement for two consecutive months;

  (c) period, any other covenant, condition or agreement on its part under this Loan Agreement, the Lease, the Escrow Deposit Agreement, the Warrant and Fee Agreement, the Environmental Indemnity Agreement, any future working capital financing agreements, or any material contract or agreement;

  (d) if any representation or warranty made by the Borrower hereunder or by a representative of the Borrower in any document or certificate furnished the Lender or the Issuer in connection herewith or therewith or pursuant hereto or thereto, shall prove at any time to be incorrect or misleading in any material respect as of the date made;

  (e) if the Borrower shall file a petition in bankruptcy or for an arrangement pursuant to any present or future federal bankruptcy act or under any similar federal or state law, or shall be adjudicated a bankrupt or insolvent, or shall make an assignment for the benefit of its creditors or shall admit in writing its inability to pay its debts generally as they become due, or if a petition or answer proposing the adjudication of the Borrower as a bankrupt under any present or future federal bankruptcy act or any similar federal or state law shall be filed in any court and such petition or answer shall not be discharged or denied within sixty (60) days after the filing thereof, or a receiver, trustee or liquidator of all or

                                                                 EXHIBIT 10.2

substantially all of the assets of the Borrower or of the Equipment shall be appointed in any proceeding brought against the Borrower and shall not be discharged within sixty (60) days after such appointment or if the Borrower shall consent to or acquiesce in such appointment, or if the estate or interest of the Borrower in the Equipment or a part thereof shall be levied upon or attached in any proceeding and such process shall not be vacated or discharged within sixty (60) days after such levy or attachment; or

  (f) if an Event of Default shall occur under the Security Agreement or any other instrument securing the Bond or if any representation or warranty made by the Borrower thereunder shall prove at any time to be incorrect or misleading in any material respect as of the date made.

     Section 6.02. REMEDIES IN THE EVENT OF DEFAULT. Whenever any Event of Default referred to in Section 6.01 shall have happened and be subsisting (subject to the cure provisions of Section 6.06), any one or more of the following remedial steps may be taken by the Holder directly or, upon written consent of the Holder, by the Issuer:

     (a) all sums payable under this Loan Agreement (being an amount equal to that necessary to pay in full the Bond assuming acceleration of the Bond under the terms thereof and to pay all other indebtedness secured by the Security Agreement) may be declared to be immediately due and payable, whereupon the same shall become immediately due and payable by the Borrower; and

     (b) whatever action at law or in equity or as provided in the Security Agreement or any other instrument securing the Bond that may appear necessary or appropriate to collect the amounts then due and thereafter to become due, or to enforce performance and observance of any obligation, agreement or covenant of the Borrower under this Loan Agreement may be taken.

     Section 6.03. DISPOSITION OF FUNDS. Any amounts collected pursuant to action taken under Section 6.02 shall be applied in such order as the Holder may determine; provided that in the event that the Holder advances sums in protecting the lien of the Security Agreement, in payment of taxes on the Facility, in payment of premiums with respect to insurance covering the Facility, in payment of principal and interest on prior liens against the Facility, in order to cure any Event of Default under this Loan Agreement or the Security Agreement or any default under the Lease (the Borrower hereby authorizing the Holder to make any such advance on its behalf), and in payment of expenses and attorneys' fees herein provided for and other sums advanced by the Holder for any other purpose authorized in the Security Agreement, the Borrower upon demand shall pay all such costs and expenses so incurred and advances so made to the Holder together with interest at the rate then payable on the Bond per annum (unless payment of such rate would be contrary to law in which event such sums shall bear interest at the lesser of 18% or the highest rate permitted by applicable law).

     Section 6.04. MANNER OF EXERCISE. No remedy herein conferred upon or reserved to the Issuer is intended to be exclusive of any other available remedy or remedies, but each and every such remedy shall be cumulative and shall be in addition to every other remedy given under this Loan Agreement or now or hereafter existing at law or in equity by statute. No delay or omission to exercise any right or power accruing upon any default shall impair any such right or power or shall be construed to be a waiver thereof, but any such right and power may be exercised from time to time and as often as may be deemed expedient. In order to entitle the Issuer to exercise any remedy reserved to it in this Article, it shall not be necessary to give any notice, other than such notice as may be herein expressly required, but no remedy shall be exercised by the Issuer without the prior written consent of the Holder.

                                                                 EXHIBIT 10.2

     Section 6.05. EFFECT OF WAIVER. In the event any agreement contained in this Loan Agreement should be breached by either party and thereafter waived by the other party, such waiver shall be limited to the particular breach so waived and shall not be deemed to waive any other breach hereunder. If the Holder, at the Borrower's request, waives any breach of this Loan Agreement on the part of the Borrower, the Borrower will pay, upon the Holder's demand, $1,500 to the Holder as reimbursement for the Holder's cost of providing such a waiver.

     Section 6.06. NOTICE TO BORROWER OF EVENT OF DEFAULT. (a) The Borrower, except as otherwise specifically provided in this Article Six, shall have the right to written notice from the Issuer or the Lender of any alleged Event of Default (except an Event of Default under Section 6.01(a) of this Loan Agreement, for which no notice shall be necessary), and shall, except as provided in Section 6.06(b), have a period of thirty (30) days from receipt of said notice, unless a longer period of time is provided by the specific terms of this Loan Agreement, the Security Agreement, or the laws of the State of Minnesota, to cure or correct such alleged Event of Default or otherwise respond to said notice, and no Event of Default shall occur hereunder until the expiration of such cure period.

     (b) Notwithstanding anything to the contrary in this Article VI, an Event of Default shall occur immediately upon the occurrence of any of the following: (i) an event under Section 6.01(a)(ii) or section 6.01(a)(iii) of this Loan Agreement; (ii) failure to carry or maintain insurance on the Equipment as required by section 4.15 of this Loan Agreement and by the Security Agreement; or (iii) any event described in Section 6.01(e) of this Loan Agreement. The cure and notice provisions of Section 6.06(a) of this Loan Agreement do not apply to the Events of Default referred to in this paragraph (b) or the Events of Default referred to in Section 6.01(a)(i).

     (c)  Notice under this Section 6.06 shall be deemed received:

          (i) if sent by facsimile before 4:00 p.m. Central Time on a business day, on that business day;

          (ii) if sent by facsimile after 4:00 p.m. Central Time on a business day, or on a nonbusiness day, on the next business day; and

          (iii) if sent by mail, 3 days after mailing

                                                                 EXHIBIT 10.2

                             ARTICLE SEVEN

                                GENERAL


     Section 7.01. NOTICES. All notices, certificates or other communications hereunder shall be sufficiently given and shall be deemed given when mailed by certified or registered mail, postage prepaid, with proper address as indicated below. The Issuer, the Borrower and the Holder may, by written notice given by each to the others, designate any address or addresses to which notices, certificates or other communications to them shall be sent when required as contemplated by this Loan Agreement. Until otherwise provided by the respective parties, all notices, certificates and communications to each of them shall be addressed as follows:

     To the Issuer:      Economic Development Authority
                         of the City of Belle Plaine, Minnesota
                         420 East Main Street
                         Belle Plaine, Minnesota 56011
                         Attn: City Administrator

     To the Borrower:    Excelsior-Henderson Motorcycle Manufacturing
                          Company
                         805 Hanlon Drive
                         Belle Plaine, Minnesota 56011
                         Attn: Chief Financial Officer

     with a copy to:     Gale Mellum
                         Faegre & Benson
                         2200 Norwest Center
                         90 South Seventh Street
                         Minneapolis, Minnesota 55402

     To the Lender:      FINOVA Public Finance, Inc.
                         605 North Highway 169
                         Suite 250
                         Plymouth, Minnesota 55441
                         Attn: President

     Section 7.02. BINDING EFFECT. This Loan Agreement shall inure to the benefit of and shall be binding upon the Issuer and the Borrower and their respective successors and assigns.

     Section 7.03. SEVERABILITY. In the event any provision of this Loan Agreement shall be held invalid or unenforceable by any court of competent jurisdiction, such holding shall not invalidate or render unenforceable any other provision hereof.

     Section 7.04. AMENDMENTS, CHANGES AND MODIFICATIONS. Except as otherwise provided in this Loan Agreement or in the Resolution, subsequent to the initial issuance of the Bond and before the Bond are satisfied and discharged in accordance with its terms, this Loan Agreement may not be effectively amended, changed, modified, altered, or terminated without the written consent of the Holder.

                                                                 EXHIBIT 10.2

     Section 7.05. EXECUTION; COUNTERPARTS. This Loan Agreement may be simultaneously executed in several counterparts, each of which shall be an original and all of which shall constitute but one and the same instrument.

     Section 7.06. CONCERNING THE BOND. The Borrower agrees to be bound by all of the terms and conditions set forth in the Bond.

     Section 7.07. LIMITATION OF ISSUER'S LIABILITY. It is understood and agreed by Borrower and the Lender that no covenant of the Issuer herein shall give rise to any liability of the Issuer, other than from revenues derived from this Loan Agreement, or constitute a charge against the general credit or taxing powers of the Issuer. It is further understood and agreed by the Borrower and the Lender that the Issuer shall incur no liability other than from proceeds derived from this Loan Agreement hereunder, and shall not be liable for any expenses related hereto, all of which the Borrower agrees to pay.

     Section 7.08. ASSIGNMENT BY THE ISSUER; ASSIGNMENT BY THE LENDER. (a) The Borrower recognizes that the Issuer, pursuant to the Assignment of Loan Agreement, has granted a security interest in all of its interest in, to, and under this Loan Agreement (including all Loan repayments hereunder but excluding any of its rights to indemnification and payment of costs or expenses provided in Sections 3.04, 4.02 and 7.07 hereof) to the Lender as security for the prompt payment of the principal, premium, if any, and interest on the Bond, and hereby consents to such grant. The Borrower has reviewed and hereby approves and consents to the terms of the Assignment of Loan Agreement. The Issuer and the Borrower consent to any future assignments by the Lender of the Issuer's interest in, to, and under this Loan Agreement to any future Holder of the Bond.

     (b) The Holder may not assign, transfer, sell, or otherwise convey this Loan Agreement, the Bond, and the Security Agreement in whole, unless any such assignment, transfer, sale, or conveyance complies with all state and federal laws, rules, and regulations.

     (c) Notwithstanding anything to the contrary in this Loan Agreement, the Lender will not assign, transfer, sell, or otherwise convey a partial interest or partial right in this Loan Agreement, the Bond, the Security Agreement, or any related partial interest or partial right unless such assignment, transfer, sale, or conveyance:

          (i)  complies with all state and federal laws, rules, and regulations;

          (ii) is to only one other party and no third party shall have any partial interest or partial right in the Loan Agreement, the Bond, the Security Agreement, unless the Borrower approves in writing and at its sole discretion, an additional assignment, transfer, sale or conveyance; and

          (iii) contains a condition in a form reasonably satisfactory to the Borrower, that either the Lender or its assignee, but not both, has and will exercise authority to act on the other's behalf with regard to the Borrower's obligations under the Borrower Documents; provided that this Section 7.08(c)(ii) shall not apply to assignment by the Lender or Holder to the Issuer when such assignment is expressly permitted by this Loan Agreement.

                                                                 EXHIBIT 10.2

     Section 7.09.  SURVIVAL OF CERTAIN PROVISIONS.   The provisions of
Section 4.02, Section 4.01(v), and the Environmental Indemnity Agreement shall survive the payment and discharge of the Bond and any termination of this Loan Agreement.

     Section 7.10. PUBLICITY. The Lender may, upon the consent of the Borrower (such consent to be given or withheld at the Borrower's sole discretion) and in compliance with all state and federal laws, rules, and regulations, publicize the Lender's purchase of the Bond and the purposes for which it was purchased.

                                                                 EXHIBIT 10.2

     IN WITNESS WHEREOF, the Issuer and the Borrower have caused this Loan Agreement to be executed in their respective names as of the date first above written.

                              EXCELSIOR-HENDERSON MOTORCYCLE
                              MANUFACTURING COMPANY




                              By
                                -------------------------------------

                              Its
                                -------------------------------------

                                                                 EXHIBIT 10.2

Loan Agreement signature page of the Issuer.



                             ECONOMIC DEVELOPMENT AUTHORITY
                             OF THE CITY OF BELLE PLAINE, MINNESOTA





                              By
                                -------------------------------------

                              Its
                                -------------------------------------



                              By
                                -------------------------------------

                              Its
                                -------------------------------------

                                                                 EXHIBIT 10.2

                               EXHIBIT A

                       LEGAL DESCRIPTION OF LAND


     Lot 1, Block 1 and Lot 3, Block Two, Excelsior-Henderson Industrial Park Subdivision, according to the recorded plat thereof, Scott County, Minnesota.

                                                                 EXHIBIT 10.2

                                     EXHIBIT B

                        CONFIDENTIALITY AGREEMENT GOES HERE